UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2006

AboveNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23269	11-3168327
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

360 Hamilton Avenue
White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (914) 421-6700

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Changes in Registrant’s Certifying Accountant.

(a)           Changes in Registrant’s Certifying Accountant

On August 17, 2006, AboveNet, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s independent accountants.  The Audit Committee of the Company’s Board of Directors approved this dismissal.

KPMG was engaged in December 2001 as principal accountants of the Company and subsequently was engaged to perform audits of the Company’s consolidated financial statements as of and for the years ended December 31, 2001, 2002 and 2003. KPMG has never rendered an audit report with respect to the Company’s financial statements for any period.  As disclosed in the Company’s Current Report on Form 8-K filed July 20, 2006, the Company recently determined that as a result of a lack of accounting records it does not expect to be able to produce or have management provide the required certifications for its financial statements for the fiscal year ended December 31, 2002 or the period from January 1, 2003 to September 7, 2003. As previously disclosed, the Company determined it also could not produce its financial statements for the fiscal year ended December 31, 2001.

During the period from the commencement of the Company’s 2004 fiscal year on January 1, 2004 through the Company’s dismissal of KPMG on August 17, 2006, there has been no disagreement between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

During the period from the commencement of the Company’s 2004 fiscal year on January 1, 2004 through the Company’s dismissal of KPMG on August 17, 2006, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except as described below.

The following was disclosed in the Company’s Current Report on Form 8-K filed March 16, 2006, which matters were discussed by the Company’s Audit Committee and KPMG:

•       Management expects that, if the Company were to file its 2005 Form 10-K, management’s report on internal control over financial reporting would state that the Company’s management was unable to complete its assessment about the effectiveness of internal control over financial reporting as of December 31, 2005. The Company’s inability to complete its assessment was due to certain entity level controls and process level controls which were not tested due to: (i) an overall lack of internal controls in certain processes which impeded management’s ability to perform a proper assessment,

(ii) management’s need to focus its available time and resources on remediating the internal control design and operating deficiencies that have been identified, and (iii) extensive modifications to certain systems and processes subsequent to year-end for which the controls and processes in place as of December 31, 2005 can no longer be observed or assessed. Based on the work completed to date, the Company has identified numerous material weaknesses in its internal control over financial reporting as of December 31, 2005. As a result, management would conclude that the Company’s internal control over financial reporting was not effective as of December 31, 2005 and would disclose the material weaknesses that had been identified in its assessment process. However, management would not be able to represent that all of the material weaknesses that existed as of December 31, 2005 had been identified and disclosed.

•                                         The Company has and is continuing to expend considerable time and resources toward putting its controls in place. A material weakness (within the meaning of Public Company Accounting Oversight Board Auditing Standard No. 2) in internal control over financial reporting is a control deficiency, or a combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. It is possible that we will identify additional material weaknesses as we complete our assessment.

•                                         We have extensive work remaining to remediate the material weaknesses identified. We are in the process of further developing a remediation plan to address our deficiencies. As a result, this plan has extended into the 2006 fiscal year to remediate the material weaknesses identified. Under Section 404 of the Sarbanes-Oxley Act of 2002, we are required to include in our 2005 Form 10-K a report of our independent registered public accounting firm on our internal control over financial reporting as of December 31, 2005. We expect that our independent registered public accounting firm would issue a report on internal control over financial reporting which would include a disclaimer of opinion. We cannot provide any assurance that our independent registered public accounting firm would issue a disclaimer opinion on our internal control over financial reporting.

The Company made such disclosure after KPMG advised us that the Company’s internal controls were not sufficient to develop reliable financial statements.  As a result, the Company believes that its newly appointed independent accountants will not rely upon internal controls but instead use a validation approach to complete the audit of the financial statements.

The Company furnished a copy of this Current Report on Form 8-K to KPMG and requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosure. A copy of such letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

(b)           New Independent Accountants

On August 23, 2006, the Company engaged BDO Seidman, LLP (“BDO”) as the Company’s new independent accountants to audit the Company’s financial statements for the period from September to December 31, 2003, each of the fiscal years ended December 31, 2004 and 2005 and the fiscal year ending December 31, 2006.  The Audit Committee of the Company’s Board of Directors approved this engagement.

During the period from the commencement of the Company’s 2004 fiscal year on January 1, 2004 through the Company’s engagement of BDO on August 23, 2006, the Company did not consult with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.     Financial Statements and Exhibits.

99.1	Letter from KPMG LLP to the Securities and Exchange Commission dated August 18, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 23, 2006

ABOVENET, INC.

By:	/s/ Robert Sokota
Robert Sokota,
Senior Vice President and General Counsel

INDEX TO EXHIBITS

99.1	Letter from KPMG LLP to the Securities and Exchange Commission dated August 18, 2006.